UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.01 of this Current Report is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

BF Prime LLC Acquisition

On August 19, 2024, La Rosa Holdings Corp., a Nevada corporation (the “Company”), consummated its acquisition of 100% of the membership interests (the “Membership Interests”) of BF Prime LLC, a Puerto Rico limited liability company and a franchisee of the Company (“BF Prime”), pursuant to that certain Membership Interest Purchase Agreement, dated August 19, 2024 (the “BF Prime Purchase Agreement”), by and among the Company, BF Prime and the selling member of BF Prime (the “Selling Member”).

The purchase price for the Membership Interests was $50,000, which was settled by the issuance of an aggregate of 39,739 unregistered shares of the Company’s common stock to the Selling Member based on $1.11 per share, the closing price of the Company’s common stock reported by Nasdaq for the previous trading day. The shares issued as consideration for the acquisition of the Membership Interests are referred to as the “Purchase Shares.” The Purchase Shares had a value equal to $44,110 (i.e. $50,000 offset by $5,890, the amount of outstanding debt owed by BF Prime to La Rosa Franchising LLC, a wholly owned subsidiary of the Company).

Concurrently, on August 19, 2024, the Selling Member entered into a lock-up/leak out agreement (the “Lock-up Agreement”) with the Company pursuant to which the Selling Member may not sell more than one-twelfth of their respective Purchase Shares per calendar month during the one year period commencing after the six-month holding period under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), subject to applicable securities laws.

The foregoing summaries of the BF Prime Purchase Agreement and the Lock-up Agreement purport to be summaries only and are qualified in their entireties by reference to such agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to the North Florida Purchase Agreement

As previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 4, 2024, on December 28, 2023, the Company consummated its acquisition of 100% of the membership interests of La Rosa Realty North Florida, LLC, a Florida limited liability company and a franchisee of the Company (“North Florida”), pursuant to that certain Membership Interest Purchase Agreement, dated December 28, 2023 (the “North Florida Purchase Agreement”), by and among the Company, North Florida and the selling member of North Florida (the “NF Selling Member”).

Pursuant to the North Florida Purchase Agreement, the purchase price included a cash payment of $300,000 (the “Cash Payment”), to be settled over the period of approximately eight (8) months in accordance with the schedule agreed in the North Florida Purchase Agreement.

On August 20, 2024, the Company, North Florida and NF Selling Member signed an amendment No. 1 to the North Florida Purchase Agreement (“NF Amendment”). Pursuant to the NF Amendment, the parties agreed that the amount of the last tranche of $215,000 to be paid on August 1, 2024 shall be changed to the amount of $25,000 to be paid on August 14, 2024. The parties also agreed that the remaining part of the Cash Payment in the amount of $190,000 shall be paid monthly starting September 2024 over a period of nineteen (19) months (“Payment Period”) in installments equal to $10,000. In the event that the Company is unable to make such scheduled payments in any given month, the Company may elect to defer the payment for that month with payment of additional amount of $1,800 to NF Selling Member per each such deferral and respective extension of the Payment Period.

The foregoing summary of the NF Amendment purport to be a summary only and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed under Item 2.01 of this Current Report on Form 8-K, on August 19, 2024, the Company issued 39,739 unregistered shares of the Company’s common stock to the Selling Member pursuant to the BF Prime Purchase Agreement. The Company issued the shares pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated thereunder since the issuance did not involve a public offering of securities.

Item 7.01 Regulation FD Disclosure.

On August 21, 2024, the Company issued a press release announcing the closing of the Company’s acquisition of Membership Interests described in Item 2.01 of this Current Report on Form 8-K. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith, unless otherwise indicated:

Exhibit No.	Description
10.1	Form of Membership Interest Purchase Agreement dated as of August 19, 2024 by and among La Rosa Holdings Corp., BF Prime LLC and the Selling Member
10.2	Form of a Leak-Out Agreement
10.3	Form of the Amendment No. 1 dated August 20, 2024 to the Membership Interest Purchase Agreement dated as of December 28, 2023 by and among La Rosa Holdings Corp., La Rosa Realty North Florida, LLC and the NF Selling Member
99.1	Press Release of the Company dated as of August 21, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2024	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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